INVESTMENTS IN EQUITY INVESTEES	12 Months Ended
Dec. 31, 2011
INVESTMENTS IN EQUITY INVESTEES

8. INVESTMENTS IN EQUITY INVESTEES

The Group’s investments in equity investees comprise the following:

	December 31, 2010	December 31, 2011	December 31, 2011	Share ownership as of December 31, 2011
	RMB	RMB	US$ (Note 3)%

Investments accounted for under equity method:
Object Software Limited (“Object Software”)	894,361	0	0	18.6%
Beijing Zhongqing Shenglian Internet Technology Co., Ltd. (“BZSIT”)	0	0	0	49%
Beijing Linkage Technology Co., Ltd. (“BLT”)	11,963,228	9,706,069	1,542,139	45%
Shanghai Jichuang Network Technology Co., Ltd. (“Jichuang”)	0	2,816,574	447,508	30%
Beijing Boran Lexiang Technology Co., Ltd. (“Boran Lexiang”)	0	2,018,339	320,682	15%
Investments accounted for under cost method:
Shanghai Institute of Visual Art of Fudan University (“SIVA”)	10,000,000	10,000,000	1,588,840	1.2%

G10 Entertainment Corporation (“G10”)	24,892,921	24,892,921	3,955,087	13.7%

OpenFeint Inc. (“OpenFeint”)	27,093,200	0	0	0%

“CrowdStar Inc. (“Crowdstar”)”	0	22,617,240	3,593,518	2.3%

Total	74,843,710	72,051,143	11,447,774

<1> G10

In April 2008, the Group, through China Crown Technology, invested US$38.3 million in cash to subscribe 3,031,232 preferred shares issued by G10, an established Korean online game developer and operator, which accounted for less than 20% of the equity interest in G10 on an as converted basis. The preferred shares are convertible, non-redeemable and with a liquidation preference. Considering the liquidation preference is substantive and not available to common shares, the preferred shares are not in substance common shares and equity accounting is not applicable. On the other hand, considering the preferred shares are non-redeemable, they are not debt securities. Accordingly, the Group accounted for the investment in G10 under cost method, with an amount of US$39.5 million, including US$1.2 million transaction cost. Pursuant to the Series B Preferred Share Subscription Agreement entered into between G10 and the Group, the purchase price would be reduced by up to US$25.0 million if G10’s consolidated net income does not reach the predetermined target for the period from July 1, 2009 to June 30, 2010. The target was not met in the predetermined period, which would result in a purchase price reduction of US$25.0 million under the Share Subscription Agreement. After further negotiations, both parties reached a settlement agreement in November 2010 whereby the purchase price was reduced by US$10.0 million, payable in 26 equal monthly installments beginning in February 2011. A Korean bank issued an irrevocable guarantee to the Group, guaranteeing payment of up to US$10.0 million of G10’s obligation under the settlement agreement. The adjustment to the purchase price was accounted for as a reduction in the carrying value of the underlying investment at the time of the settlement. As of December 31, 2011, RMB29.1 million (US$4.6 million) receivable due in 2012 was recorded in prepayments and other current assets and RMB7.3 million (US$1.2 million) receivable due in and after 2013 was recorded in other long-term assets.

As G10’s performance was less than satisfactory, which indicates that a decrease in value of the Group’s investment may be other than temporary, the Group performed an impairment assessment and recognized an impairment loss of RMB184.9 million for the year ended December 31, 2010. The Group measured the fair value of the investment based on a combination of discounted cash flow approach and market approach. Discounted cash flow approach is used for G10 and its non-public subsidiaries. Market approach is used for its public subsidiary based on the market capitalization of the subsidiary. Key assumptions included the probabilities of liquidation and conversion, discounted cash flow and the lack of marketability discount rate. The discounted cash flow analysis requires the use of significant unobservable inputs, including estimated costs to complete game development, estimated game launch schedule, projected revenue, expenses, capital expenditures and other costs, and discount rates calculated based on the weighted average cost of capital, which including various factors, such as risk-free rate, equity risk premium, size premium, and other risk factors. The Group performed an impairment assessment and determined that there is no impairment in the investment as of December 31, 2011.

In December 2011, pursuant to the agreements between the shareholders of G10 and T3 Entertainment Co., Ltd. (“T3”), a wholly-owned subsidiary of G10, G10 was spun off and the shareholders of G10 became shareholders of T3 at the same shareholding percentage. In February 2012, the changes in shareholding structures of G10 and T3 was completed and the Group owned 32,290 ordinary shares of T3, which reflects the same percentage of equity the Group owned in G10 on an as converted basis.

<2> OpenFeint

In July 2010, the Group, through Asian Way, invested US$4.0 million in the form of cash to subscribe 987,654 Series 3 preferred stocks issued by OpenFeint, a San Francisco-based company that develops mobile games and operates OpenFeint, a leading mobile social platform for smart phones. The investment accounted for less than 20% of OpenFeint on an as converted basis.

In April 2011, together with all the then existing shareholders of OpenFeint, the Group sold all of its Series 3 preferred stocks of OpenFeint to a third party for US$10.9 million (RMB68.7million) cash consideration and recognized a gain on investment disposal of RMB44.4million (US$7.1 million) for the year ended December 31, 2011 accordingly.

In December 2010, the Group entered into a software license agreement with OpenFeint for the Group to launch and operate OpenFeint and its related software for five years after commercial launch in PRC. The Group launched The9 Game Zone powered by OpenFeint in April 2011.

<3> CrowdStar

In May and November 2011, the Group invested US$2.5 million and US$1 million cash, respectively, to subscribe 118,030 and 47,212 Series 2 preferred stocks issued by CrowdStar, a San Francisco-based social and mobile game company, which accounted for less than 20% of its total outstanding equity on an as converted basis. The preferred stocks are convertible, non-redeemable, have a liquidation preference and do not have a readily determinable fair value.